Exhibit 23.4

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
MECH Financial, Inc.:


We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the joint prospectus/proxy statement.

                                             /s/ KPMG LLP

Hartford, Connecticut
May 12, 2000